Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Rare Medium Group, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Glenn S. Meyers as Chief Executive Officer of the Company, Michael A. Hultberg as Principal Accounting Officer of the Company, and Craig C. Chesser as Principal Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      By: /s/ GLENN S. MEYERS
                                          ---------------------------------
                                          Name:  Glenn S. Meyers
                                          Title: Chief Executive Officer
                                          Date:  March 4, 2003


                                      By: /s/ MICHAEL A. HULTBERG
                                          ----------------------------------
                                          Name:  Michael A. Hultberg
                                          Title: Principal Accounting Officer
                                          Date:  March 4, 2003


                                      By:  /s/ CRAIG C. CHESSER
                                           ---------------------------------
                                           Name:  Craig C. Chesser
                                           Title: Principal Financial Officer
                                           Date:  March 4, 2003


         This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.